EQ ADVISORS TRUST - EQ/International ETF Portfolio

SUPPLEMENT DATED JULY 21, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement supplements information contained in the above-referenced Prospectus of EQ Advisors Trust (the “Trust”) regarding the EQ/International ETF Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding the Portfolio

The purpose of this Supplement is to provide you with information regarding an additional ETF in which the Portfolio may invest.

The following additional ETF is added to the list of Underlying ETFs in the section of the Prospectus “More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs – Investment Strategies – Underlying Portfolios and Underlying ETFs.”

iShares® MSCI Israel Capped Investable Market Index Fund